UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2004

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated August 9, 2004

99.2	Adjusted EBITDA Reconciliation

99.3	Free Cash Flow Reconciliation

99.4	NDC Health Corporation (unaudited) Consolidated Statements of Income for fiscal 2003 and 2004 by quarter.

99.5	Network Segment Revenue by Customer Group

99.6	Segment Financial Summary

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Item 12. Results of Operations and Financial Condition

On August 9, 2004, NDCHealth Corporation issued a press release announcing financial results for its fiscal year ended May 28, 2004. The full text of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits 99.2 through 99.6 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By:	/s/ James W. FitzGibbons
James W. FitzGibbons
Vice President and Chief Accounting Officer

Date: August 9, 2004

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